© 2010 Extreme Networks, Inc. All rights reserved. Annual Stockholder Meeting Oscar Rodriguez, President & CEO Dec 15, 2010 Exhibit 99.1

© 2010 Extreme Networks, Inc. All rights reserved.
1960s
1970s 1980s 1990s 2000s
2010s
2020s
Minicomputer
(10M+ units)
Mainframe
(1M+ units)
The World is Changing
Adopted from Morgan Stanley Technology Adoption Life Cycle
A New Enterprise
•Inflection point around device ownership
•700% growth in ATPU over the next 3-5 yrs
•Truly anywhere, anytime, any-device access
•Proximity and scale driving content mobility

© 2010 Extreme Networks, Inc. All rights reserved.
1960s
1970s 1980s 1990s 2000s
2010s
2020s
The World is Changing
Global Industry Analysts; Gartner; Sand Hill Group; Mimecast
A New Enterprise
•Inflection point around device ownership
•700% growth in ATPU over the next 3-5 yrs
•Truly anywhere, anytime, any-device access
•Proximity and scale driving content mobility

The Cloud in 2015
•Cloud Services hit $225B
•Enterprises spend $112B on “xAAS”
•Up to 30% of IT Enterprise spending
•Over 50% of organizations use cloud

© 2010 Extreme Networks, Inc. All rights reserved.

Dynamic
Dynamic
Mobile
Mobile
Engaged
Engaged
Sustainable
Sustainable
Elastic
Elastic
Open
Open
CIO’s Requirements are Evolving
Static Environment
Static Environment
Fixed workforce
Fixed workforce
Passive Infrastructure
Passive Infrastructure
Endless kHw power
Endless kHw power
In-house compute
In-house compute
Closed solutions
Closed solutions

© 2010 Extreme Networks, Inc. All rights reserved.

The Extreme Networks Solution
Smooth integration into your
customer’s environment
Dynamic
Mobile
Engaged
Sustainable
Elastic
Open
Open
Open
Architecture

© 2010 Extreme Networks, Inc. All rights reserved.

The Extreme Networks Solution
A Data Center progression from
Physical to Virtual to Cloud
Dynamic
Mobile
Engaged
Sustainable
Elastic
Elastic
Open
Elastic Flexibility

© 2010 Extreme Networks, Inc. All rights reserved. 7 The Extreme Networks Solution A solid roadmap to a converged LAN and WLAN Dynamic Mobile Mobile Engaged Sustainable Elastic Open Mobile Workforce

© 2010 Extreme Networks, Inc. All rights reserved.

The Extreme Networks Solution
Networking that has transitioned
from static to dynamic
Dynamic
Mobile
Engaged
Sustainable
Elastic
Open
Robust Product Portfolio
Data Center
XNV™
ExtremeXOS
®
Network
Virtualization
Dynamic Solutions

© 2010 Extreme Networks, Inc. All rights reserved.

The Extreme Networks Solution
A network that is aware of user,
device and application
Dynamic
Mobile
Engaged
Sustainable
Elastic
Open
Engaged
Technology

© 2010 Extreme Networks, Inc. All rights reserved.

The Extreme Networks Solution
Greener by design.
Greener through automation.
Dynamic
Mobile
Engaged
Sustainable
Sustainable
Elastic
Open
AIR FLOW
AIR FLOW
AIR FLOW
AIR FLOW
BlackDiamond
®
8810
Catalyst 6509
Sustainable
Infrastructure

© 2010 Extreme Networks, Inc. All rights reserved.
ExtremeXOS
Embedded
Security
(e.g. DoS, IP
Spoof, ARP)
Identity and
Role-based
Networking
Wireless
Convergence
Extreme Switching
Infrastructure
Device
Management
Identity
Reporting
Role Based
Network
Management
Application
Monitoring
Differentiation through Software

© 2010 Extreme Networks, Inc. All rights reserved. 12 Supporting the world’s most demanding customers Worldwide customers Moving the “Big Bang” The Human Genome Project

© 2010 Extreme Networks, Inc. All rights reserved.

Dynamic
Dynamic
Mobile
Mobile
Engaged
Engaged
Sustainable
Sustainable
Elastic
Elastic
Open
Open
Static Environment
Static Environment
Fixed workforce
Fixed workforce
Passive Infrastructure
Passive Infrastructure
Endless kHw power
Endless kHw power
In-house compute
In-house compute
Closed solutions
Closed solutions
Worldwide solutions

© 2010 Extreme Networks, Inc. All rights reserved.

Investment Thesis
Serving growing markets
Solutions for Emerging Ethernet Markets
Breaking price/perf boundaries
Sales & Support with worldwide reach
Serving 4 of the top 6 mobile NEPs
Market price-leading 40Gb technology
Established two-tier distribution structure
Logistics centers close to growth markets
Common OS across the portfolio
Debt free; growing cash position
Positioned for accelerating earnings
and cash flow
Focused
Proven
Scalable
Viable

© 2010 Extreme Networks, Inc. All rights reserved.
Financial Model
© 2010 Extreme Networks Inc. All rights reserved

Gross Margin of 57%-59%
Research & Development of 13%-14%
Sales & Marketing of 25%-26%
General & Administrative of 7%-8%
Operating Income of ~11%

© 2010 Extreme Networks, Inc. All rights reserved.
Risk on Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s financial performance, acceptance of the Company’s newer products in the market and its expectations regarding its products.  Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including, but not limited to: a challenging macro-economic environment both in the United States and overseas; fluctuations in demand for the Company’s products and services; a highly competitive business environment for network switching equipment; its effectiveness in controlling expenses, the possibility that the Company might experience delays in the development of new technology and products; customer response to its new technology and products; the timing of any recovery in the global economy; risks related to pending or future litigation, and a dependency on third parties for certain components and for the manufacturing of the Company’s products.  The Company undertakes no obligation to update the forward-looking information in this release.
More information about potential factors that could affect the Company’s business and financial results is included in its filings with the Securities and Exchange
Commission, including, without limitation, under the captions: “Management’s
Discussion and Analysis of Financial Condition and Results of Operations,” and “Risk
Factors,” which are on file with the Securities and Exchange Commission.”

© 2010 Extreme Networks, Inc. All rights reserved. Thank you